                                                                  Exhibit 10.1

THIS FOURTH AMENDED AND RESTATED 10% SECURED CONVERTIBLE NOTE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES COMMISSION OF ANY STATE UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE ISSUER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.


                      HAWAIIAN NATURAL WATER COMPANY, INC.

            FOURTH AMENDED AND RESTATED 10% SECURED CONVERTIBLE NOTE

                              DUE DECEMBER 31, 2001



$350,000.00                                                  September 27, 2001


         FOR VALUE RECEIVED, Hawaiian Natural Water Company, Inc., a Hawaiian corporation (the "Corporation"), promises to pay to the order of AMCON Distributing Company, a Delaware corporation (the "Holder"), the principal sum of Three Hundred Fifty Thousand and NO/100 Dollars ($350,000.00), on December 31, 2001 (the "Maturity Date"), together with interest in the amount and manner hereafter provided.

         IT IS FURTHER AGREED THAT:

         1.     Interest. The Corporation promises to pay interest on the
                --------
principal amount of this Fourth Amended and Restated 10% Secured Convertible Note (the "Note") at the rate per annum of ten percent (10%), compounded quarterly. Interest will be computed on the basis of a three hundred sixty
(360) day year of twelve (12), thirty (30) day months. Interest will be paid quarterly on January 1, April 1, July 1, and October 1 of each year and at maturity, with the first such interest payment to be made on January 1, 2001.

         2.     Method of Payment. Except with respect to the rights of
                -----------------
conversion provided herein, and subject to Section 3 hereof, the Corporation will pay principal and interest by wire transfer of immediately-available money of the United States, or other form of payment of immediately available money of the United States as the Holder may direct the Corporation, that at the time of payment is legal tender for payment of public and private debts. Information for making the wire transfers will be provided in writing by the Holder to the Corporation. If any payment hereunder becomes due and payable on a day other than a business day, the due date thereof shall be extended to the next business day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.


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         3.     Right to Prepay. The Corporation shall have the right to
                ---------------
prepay all or any part of the Note.

         4.     Right to Convert.
                ----------------

                (a) At any time before the close of business on the Maturity Date but after the earlier of (A) termination of the Fifth Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 27, 2001, among the Corporation, the Holder and AMCON Merger Sub, Inc. ("Merger Sub") or (B) the occurrence of an Event of Default, the Holder may convert the outstanding principal balance and unpaid accrued interest of this
         Note into fully paid and non-assessable shares of Series C Convertible Preferred Stock, par value $1.00 per share, of the Corporation (the "Preferred Stock"). The price at which shares of Preferred Stock shall be delivered upon conversion (herein called the "Preferred Conversion Price") shall be $1.00 per share of Preferred Stock.

                (b) At any time following 61 days advance notice to the Corporation given before the Maturity Date, the Holder may convert the outstanding principal balance and unpaid accrued interest of this Note into fully paid and non-assessable shares of common stock of the Corporation (the "Common Stock"). The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Common Conversion Price") shall be equal to the quotient of $2,865,348, divided by the number of shares of Common Stock that are outstanding on the date of conversion (excluding for this purpose shares of Common Stock issued upon conversion of this Note, the Preferred Stock, and the Fourth Amended and Restated 10% Secured Convertible Note in the principal sum of $400,000 payable by the Corporation to the Holder due on December 31, 2001).

                (c) This Note may be converted in whole, but not in part, into Preferred Stock or Common Stock or a combination thereof (referred to collectively as the "Conversion Shares") based on the terms set forth in subsections (a) and (b) of this Section 4, as the case may be.

         5.     Mechanics of Conversion. If the Holder desires to exercise
                -----------------------
such right of conversion, such Holder shall give written notice to the Corporation in the form attached to this Note as Exhibit A (the "Conversion Notice") of that Holder's election to convert a stated whole dollar amount of outstanding principal balance and unpaid accrued interest of the Note into shares of Preferred Stock, and/or Common Stock, as the case may be, and surrender to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for such purpose, this Note. The Conversion Notice shall also contain a statement of the name or names (with addresses) in which the certificate or certificates for Preferred Stock and/or Common Stock, as the case may be, shall be issued. Notwithstanding the foregoing, the Corporation shall not be required to issue any certificates to any person other than the Holder thereof unless the Corporation has obtained reasonable assurance that such transaction is exempt from the registration requirements of, or is covered by an effective registration statement under, the Securities Act of 1933, as amended (the "Act"), and all applicable state securities laws, including, if necessary in the reasonable judgment of the Corporation or its legal counsel, receipt of an opinion to such effect from counsel reasonably satisfactory to the Corporation. In no event would such opinion be required if the shares of Preferred Stock and/or Common Stock, as the case may be, could, upon conversion, be resold pursuant to Rule 144 or Rule 144A under the Act. As promptly as practicable, and in any event within five business days, after the receipt of the Conversion Notice (the "Date of Conversion") and the surrender of the certificate or certificates representing the Conversion Shares, the Corporation shall issue and deliver, or cause to be delivered, to the Holder or his nominee or nominees, (i) a certificate or certificates for the number of shares of Preferred Stock and/or Common Stock, as the case may be, issuable upon the conversion of this

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Note, and (ii) if less than the full dollar amount of the outstanding principal balance and unpaid accrued interest of this Note is being converted, a new Note, of like tenor, evidencing the outstanding principal balance and unpaid accrued interest of the Note after taking into account such conversion, provided that all unpaid accrued interest shall be applied to such partial conversion before any of the outstanding principal balance shall be applied. Such conversion shall be deemed to have been effected as of the close of business on the Date of Conversion and the replacement Note, and the person or persons entitled to receive the shares of Preferred Stock and/or Common Stock, as the case may be, issuable upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Preferred Stock and/or Common Stock, as the case may be, as of the close of business on such date.

         6.     Fractions of Share. The Corporation shall not be required to
                ------------------
issue fractions of a share or scrip representing fractional shares of Preferred Stock and/or Common Stock, as the case may be, upon the exercise of any conversion right hereunder. If any fraction of a share of Preferred Stock and/or Common Stock, as the case may be, would, except for the provisions of this Section 6, be issuable upon any conversion exercise, the Corporation shall pay a cash adjustment in respect of such fraction, equal to the value of such fraction based on the Conversion Price per share of Preferred Stock.

         7.     Security.
                --------

                (a) Except as limited by Subsection (d) of this Section 7, the Corporation hereby grants to Holder a perfected first priority security interest in all real and personal property, and interests in property in which the Corporation now or hereafter has rights or powers (collectively the "Collateral"), including, without limiting the generality of the foregoing:

                         (i)     all inventory (the "Inventory");

                         (ii)    all raw materials, supplies, goods,
                incidentals, packaging and processing materials, labels and other items, work in process, components, and any other materials used, consumed, generated, manufactured, and/or produced to generate the Inventory, or otherwise carry out the business of the Corporation;

                         (iii) all accounts, contract rights, and rights to receive payments however evidenced (the "Accounts");

                         (iv) all claims for moneys that are due or are to become due and all receipts (whether cash, cash equivalents or otherwise), other cash or non-cash income, rents, profits, revenues, and/or proceeds received by the Corporation from any source;

                         (v) all instruments, negotiable or other documents (including without limitation documents of title), policies and certificates of insurance, money, chattel paper, deposits, warehouse receipts and things in action;

                         (vi) all investment property, securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts, and commodity accounts;

                         (vii) all goods, furniture, fixtures, equipment and machinery (including without limitation motor vehicles and aircraft), together with any and all attachments,

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

                parts, repairs and accessories now or hereafter affixed thereto or used in connection therewith, and any warranty claims or settlements or resolutions for defective items;

                         (viii) all reserves, deposits, certificates of deposit and deposit accounts and interest or dividends thereon, securities, cash, cash equivalents and other property now or at any time or times hereafter in the possession or under the control of Holder, its affiliates, or its bailee;

                         (ix) all motor vehicles and trailers, whether or not subject to a certificate of title or manufacturer's statement of origin;

                         (x) all general intangibles, including without limitation licenses, permits, trademarks, corporate and trade names, copyrights, franchise rights, goodwill, patents and patent applications;

                         (xi) all credit card receipts, receivables, sales drafts, credits, provisional credits, rights of collections, and any other right to payment with respect to credit cards howsoever evidenced (collectively, the "Credit Card Receipts");

                         (xii) all books, records, computer records, ledger cards, programs and other computer materials, customer and supplier lists, invoices, orders and other property at any time evidencing or relating to the Collateral ("Records");

                         (xiii) all interests in real estate, including interests in leases of real property;

                         (xiv) all additions, accessions, replacements and substitutions, renewals, improvements, and replacements of, to or for any of the foregoing and any and all proceeds and products of any of the foregoing; and

                         (xv) all insurance in any way relating to the foregoing.

                (b) If any item of the Collateral is a motor vehicle or any othertype of collateral for which a certificate of title can be issued under any state or federal statute, the Corporation will cause a certificate of title evidencing ownership thereof to be endorsed to reflect Holder's interest therein, if such endorsement is required or permitted by law, concurrently with the execution of this Note or, as to any such Collateral in which the Corporation acquires rights after the date hereof, as soon as the Corporation has rights therein.

                (c) The Corporation shall deliver all of the Collateral consisting of instruments or negotiable documents or chattel paper to Holder concurrently with the execution of this Note or, as to any such Collateral in which the Corporation acquires rights after the date hereof, as soon as the Corporation has acquired rights therein.

                (d) The Corporation represents that it cannot grant a first priority security interest to Holder in the blow molding machine and related equipment used in bottling operations and all additions, accessories, replacements and substitutions, renewals, improvements and replacements of, or for any of such property, any and all proceeds and products of any of such property and any insurance relating thereto (collectively, the "Excluded Items"), due to a prior security interest granted therein. Accordingly, Holder's security interest in the Excluded Items may be subject to such prior security interest, but such prior security interest shall not effect the validity of Holder's security interest in the Excluded Items.

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

                (e) The security interests described herein are granted to Holder to secure the performance and payment of this Note and any and all obligations and liabilities of the Corporation to Holder, now existing or hereafter arising, direct or indirect, absolute or contingent, joint or several, primary or secondary, due or to become due, including without limitation any renewa1s or extensions thereof and substitutions therefor and future advances (such obligations and liabilities being referred to herein as the "Secured Obligations").

                (f) Upon the written request of Holder, the Corporation will execute in form satisfactory to Lender one or more financing statements pursuant to the applicable Uniform Commercial Code, mortgages, deeds of trust and such other documents as Holder may from time to time request. Upon the occurrence of an Event of Default, Holder is hereby authorized to file or record one or more financing statements, mortgages, deeds of trust and other documents signed only by Holder in any location in any jurisdiction where such authorization is permitted by law. Holder shall notify the Corporation in writing in the event it takes such actions. If applicable law requires the Corporation to sign any financing statement or other document for filing or recording purposes, Holder and/or any representative of Holder is hereby: (a) appointed as the Corporation's attorney and agent, with full power of substitution, to sign or endorse the Corporation's name on any such financing statement or other document, and (b) authorized to file or record the same.

                (g) Upon an Event of Default, Holder shall have the following rights and remedies and be entitled to exercise any or all of the following remedies, in addition to any other rights and remedies under law or equity of Holder however arising:

                         (i) In its sole an absolute discretion and without notice thereof to the Corporation, in the name of Holder and/or the Corporation, Holder may: (A) notify the parties liable on all Accounts or Credit Card Receipts ("Account Debtors") on any or all Collateral that such Collateral has been assigned to Holder and that Holder has a security interest therein; (B) direct such Account Debtors to make payment due from them to the Corporation directly to Holder; and (C) enforce payment of, and collect by legal proceedings or otherwise, such amounts due, including to: demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon or with respect to such Collateral.

                         (ii) Holder may receive, open and dispose of mail addressed to the Corporation and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any other item constituting or relating to the Collateral on behalf of and in the name of the Corporation.

                         (iii) Holder may take control and apply to the Secured Obligations any or all proceeds constituting a part of the Collateral.

                         (iv) Holder may, without notice or demand, declare any or all of the Secured Obligations immediately due and payable, notwithstanding any provision to the contrary contained in any agreement or instrument evidencing or relating to any of the Secured Obligations.

                         (v) Holder may set off any deposits or other moneys due from Holder to the Corporation against any of the Secured Obligations, whether or not the same is due and in any order of priority.

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                         (vi)    Holder shall have all of the rights and be
                entitled to all of the remedies of a Holder under the applicable Uniform Commercial Code, including (without limitation) the right to take possession of the Collateral or any portion thereof, the right to sell, lease or otherwise dispose of the Collateral or any portion thereof and the right to recover reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and, to the extent not prohibited by law, reasonable attorneys' fees and legal expenses incurred by Holder.

                         (vii) Holder may require the Corporation to assemble the Collateral and make it available to Holder at a place to be designated by Holder which is reasonably convenient to both parties, or, if the Corporation fails or refuses to so assemble the Collateral, Holder may, and the Corporation hereby authorizes and empowers Holder to, enter upon the premises wherever the Collateral may be in order to remove the same.

                         (viii) Holder shall have the right to enter, with or without process of law and without breach of the peace, any premises where the Collateral is or may be located, and without charge or liability to Holder therefor seize and remove the Collateral from said premises and/or remain upon said premises and use the same for the purpose of collecting, preparing and disposing of the Collateral.

                         (ix) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Holder will give the Corporation reasonable notice of the time and place of any public sale of the Collateral or any portion thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirements of commercially reasonable and fair notice shall be met if such notice is mailed, postage prepaid, to the Corporation at least 7 calendar days prior to the date of such sale or disposition. The Corporation agrees that: (A) a public sale of all or any of the Collateral is commercially reasonable irrespective of the amount received for such collateral at such sale; and (B) the Corporation shall be credited with the net proceeds of such sale only when such proceeds are actually received by Holder.

                         (x) The Corporation hereby: (A) agrees that Holder has no obligation to preserve rights against prior parties to the Collateral; (B) waives and releases any cause of action and claim against Holder as a result of Holder's possession, collection or sale of the Collateral, any liability or penalty for failure of Holder to comply with any requirement imposed on Holder relating to notice of sale, holding of sale or reporting of sale of the Collateral, and, to the extent permitted by law, any right of redemption from such sale; and (C) in the event Holder seeks possession of the Collateral through replevin or other court process, waives any bond, surety or security required as an incident to such possession, and any demand for possession of the Collateral prior to commencement of any suit or action to recover possession thereof.

                         (xi) Holder's costs of collection, enforcement and prosecution of its rights and remedies hereunder or otherwise arising, whether or not involving a case, action or other proceeding before any state or federal court or other body, including without limitation attorneys' fees and expenses, shall be the sole obligation of the Corporation.

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         8.     Corporation Covenants. The Corporation represents, warrants,
                ---------------------
covenants and agrees that:

                (a) Any shares of Preferred Stock and/or Common Stock, as the case may be, delivered upon conversion of this Note shall, at the time of delivery of the certificates for such shares of Preferred Stock or Common Stock, be validly issued and outstanding and fully-paid and non-assessable shares of Preferred Stock or Common Stock free from taxes, liens and charges with respect to their purchase. Without limiting the generality of the foregoing, the Corporation covenants and agrees to take any necessary actions to assure that the par value per share of the Preferred Stock is at all times equal to or less than the then current Conversion Price per share for the Preferred Stock issuable pursuant to this Note. The Corporation further covenants and agrees that it will pay when due and payable any and all federal and state original issue stock taxes, if any, which may be payable in respect of the issue of the shares of Preferred Stock or Common Stock upon the conversion of this Note or a part hereof. Except for an amendment required pursuant to the foregoing sentence, the Certificate of Designation, Preferences and Rights of the Preferred Stock shall not be amended without the prior written consent of the Holder.

                (b) The Corporation shall at all times reserve and keep available a number of its authorized but unissued shares of Preferred Stock and Common Stock which will be sufficient to permit the full exercise of this Note. If at any time the number of authorized but unissued shares of Preferred Stock or Common Stock is not sufficient for this purpose, the Corporation shall take such corporate actions as may be necessary to increase its authorized but unissued shares of Preferred Stock and/or Common Stock, as the case may be, to a number of shares sufficient for such purpose.

                (c)      (i)     The Corporation is duly organized as a
         corporation under the laws of the State of Hawaii, it is authorized to transact business in all jurisdictions where the conduct of its business requires it to be qualified, and it is duly authorized to execute, deliver and perform under this Note without the necessity of obtaining any consents or approvals of, or the taking of any other action with respect to, any governmental agency or third party; and

                         (ii) The financial statements submitted to Holder fairly present the financial condition of the Corporation as of the date of this Note knowing that Holder has relied thereon in granting the Loan, there have been no material adverse changes in the financial condition of the Corporation since the date of said financial statements, the Corporation has no material obligations, financial or otherwise, not disclosed to Holder, and at the present time there are no material, unrealized or anticipated losses from any present commitment of the Corporation.

         9.     Rights of Holder. The Holder of this Note shall not be
                ----------------
entitled to vote or receive dividends or be deemed the Holder of Preferred Stock or Common Stock of the Corporation for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon a merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Note shall have been exercised and the Preferred Stock or Common Stock purchasable upon the exercise hereof shall have become deliverable.

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         10.    Rights Upon Exercise. Irrespective of the date Preferred
                --------------------
Stock or Common Stock is issued and of delivery of certificates for any shares issuable upon the exercise of the conversion privilege under this Note, each person in whose name any such certificate is issued shall for all purposes be deemed to have become the holder of record of the shares represented thereby on the Date of Conversion.

         11.    Investment Representation; Transfer. The Holder hereby
                -----------------------------------
represents and warrants to the Corporation that it has purchased this Note and will purchase shares of the Preferred Stock and/or Common Stock, as the case may be, of the Corporation issuable upon conversion hereof for investment purposes only and not with a view to the distribution thereof. The Holder acknowledges that it has been advised by the Corporation that neither this Note nor the Conversion Shares has been registered under the Securities Act of 1933 or any state securities law for the reason that no distribution or public offering of this Note or the Conversion Shares is to be effected.

         12.    Dissolution. In case any voluntary or involuntary dissolution,
                -----------
liquidation or winding up of the Corporation shall at any time be proposed, the Corporation shall give at least sixty-two (62) days' prior written notice thereof to the Holder stating the date on which such event is to take place and the date (which shall be at least sixty-two (62) days after the giving of such notice) as of which the holders of Preferred Stock or Common Stock of record shall be entitled to exchange their Preferred Stock or Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding up.

         13.    Default.  Any one or more of the following shall be events of
                -------
default under this Note ("Events of Default"):

                (a) Default shall be made: (i) in the payment of the principal or interest under this Note when due; or (ii) in due observance or performance of any other agreement contained in this Note, which is not remedied within fifteen (15) days after notice to the Corporation;

                (b) Any warranty, representation or agreement made or furnished to the Holder by or on behalf of the Corporation in the Merger Agreement proves to have been false in any material respect when made or furnished; or

                (c) The insolvency of the Corporation, the making of a general assignment for the benefit of creditors, or the filing of any voluntary or involuntary petition or commencement of any proceeding by or against the Corporation under any bankruptcy or insolvency laws.

Upon the occurrence of one or more Events of Default and at any time thereafter, the Holder may, by notice in writing to the Corporation, declare the entire outstanding principal amount of the Note to be, and such entire principal amount of the Note shall thereupon become forthwith, due and payable in full together with interest accrued thereon, anything in this Note to the contrary notwithstanding. Upon the occurrence of one or more Events of Default, the Corporation agrees to pay out-of-pocket expenses, including reasonable attorneys' fees and legal expenses, whether or not suit is commenced, incurred by the Holder. If an Event of Default shall have occurred and has not been cured by the Corporation within 90 days after the occurrence thereof, then thereafter this Note shall accrue interest at the rate per annum of eighteen percent (18%), compounded quarterly and computed in accordance with Section 1 of this Note.

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         14.    Notice. All notices and other communications from the
                ------
Corporation to the Holder shall be mailed by first class registered mail, postage prepaid, to the principal business address of the Holder or other address furnished to the Corporation in writing by the Holder. All notices and other communications from the Holder to the Corporation shall be mailed by first class registered mail, postage prepaid, to the principal business address of the Corporation or other address furnished to the Holder in writing by the Corporation. All notices and other communications delivered in the manner set forth above shall be deemed delivered two (2) days after the date mailed.

         15.    Governing Law; Certain Waivers. This Note, without regard to
                ------------------------------
the place of execution, delivery or payment, shall be construed and enforced according to and governed by the laws of the State of Delaware. The Corporation waives presentment and demand for payment, notice of dishonor, protest and notice of protest.

         16.    Severability. Whenever possible, each provision of this Note
                ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

         17.    Amendment and Restatement of Original Note. This Note (i)
                ------------------------------------------
further amends and restates the Third Amended and Restated 10% Secured Convertible Note in the principal sum of $350,000 payable to the Corporation due on September 30, 2001, which, in turn, (ii) further amended and restated the Second Amended and Restated 10% Secured Convertible Note in the principal sum of $350,000 payable by the Corporation to the Holder due on May 31, 2001 which, in turn, (iii) amended and restated the Amended and Restated 10% Secured Convertible Note in the principal sum of $350,000 payable by the Corporation to the Holder due on March 31, 2001 which, in turn, (iv) amended and restated the 10% Secured Convertible Note in the principal sum of $350,000 due on February 28, 2001 ("Original Note"), but the date of grant of the security interest, mortgage, deeds of trust and other documents contemplated by Section 7 hereof shall continue to be the date of the Original Note.

                                     HAWAIIAN NATURAL WATER COMPANY, INC.




                                     By:  /s/ Marcus Bender
                                         ------------------------------------
                                          Name:  Marcus Bender
                                          Title: President

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                                    EXHIBIT A
                                    ---------

                                CONVERSION NOTICE
                                -----------------


           (To be executed by the Holder in order to Convert the Note)


TO: HAWAIIAN NATURAL WATER COMPANY, INC.


         The undersigned hereby irrevocably elects to convert $_____________ of the principal amount of, and $____________ of any accrued but unpaid interest on, the above Fourth Amended and Restated 10% Secured Convertible
Note into (i) ____________ shares of Series C Preferred Stock, par value $1.00 per share, of Hawaiian Natural Water Company, Inc. (the "Company"), and (ii) ____________ shares of Common Stock of the Company, in each case according to the conditions stated in such Note, as of the Conversion Date written below.


                Conversion Date:
                                 ----------------------------------------------

                Applicable Conversion Price:
                                             ----------------------------------

                Signature:
                           ----------------------------------------------------

                Name:
                      ---------------------------------------------------------

                Address:
                         ------------------------------------------------------


                         ------------------------------------------------------





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